================================================================================

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement        [_]  Confidential, for Use of the
                                             Commission Only (as permitted by
                                             Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                            Laser Technology, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:

                       [LOGO OF LASER TECHNOLOGY, INC.]

                             7070 SOUTH TUCSON WAY
                           ENGLEWOOD, COLORADO 80112

                                                               January 26, 1998

Dear Stockholder:

  You are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Laser Technology, Inc. (the "Company") on Tuesday, February 24, 1998, at 10:00 a.m. local time, at the Company's corporate offices located at 7070 S. Tucson Way, Englewood, Colorado 80112.

  Those matters expected to be acted upon at the Meeting are described in detail in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.

  Your participation at this Meeting is very important, regardless of the number of shares you hold. Whether or not you plan to attend the Meeting, please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

  We look forward to seeing you at the Meeting.

                                          Sincerely,

                                     /s/  DAVID WILLIAMS
                                          ----------------------------------
                                          David Williams
                                          President and Chief Executive
                                          Officer

                            LASER TECHNOLOGY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         TO BE HELD FEBRUARY 24, 1998

To our Stockholders:

  Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of Laser Technology, Inc., a Delaware corporation (the "Company"), will be held on Tuesday, February 24, 1998, at 10:00 a.m. local time, at the Company's corporate offices located at 7070 S. Tucson Way, Englewood, Colorado 80112, for the following purposes:

  1. To elect seven directors to serve for the ensuing year or until their successors are duly elected and qualified;

  2. To approve the adoption of an amendment to the Laser Technology, Inc. Equity Incentive Plan to increase the number of shares available under the plan by two percent of the outstanding shares per year (but in no event will more than 1,000,000 shares be available).

  3. To ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending September 30, 1998; and

  4. To transact such other business as may properly come before the Meeting and any adjournments thereof.

  Only stockholders of record at the close of business on January 23, 1998, are entitled to notice of and to vote at the Meeting and any adjournments thereof.

  All stockholders are cordially invited to attend the Meeting in person. To assure your representation at the Meeting, and whether or not you plan to attend in person, you are urged to mark, sign, date and return the enclosed proxy card at your earliest convenience. Any stockholders attending the Meeting may revoke their proxies and vote their shares in person.

                                          By Order of the Board of Directors

                                      /s/ DAN N. GROTHE
                                          ----------------------------------
                                          Dan N. Grothe
                                          Secretary

Englewood, Colorado
January 26, 1998

                            LASER TECHNOLOGY, INC.
                             7070 SOUTH TUCSON WAY
                           ENGLEWOOD, COLORADO 80112

                               ----------------
                                PROXY STATEMENT

                        ANNUAL MEETING OF STOCKHOLDERS
                               ----------------

  This Proxy Statement is furnished in connection with the solicitation of proxies for use at the Annual Meeting of Stockholders (the "Meeting") of Laser Technology, Inc. (the "Company") to be held on Tuesday, February 24, 1998, at 10:00 a.m. local time, at the Company's corporate offices located at 7070 S. Tucson Way, Englewood, Colorado 80112, and at any and all adjournments thereof. The accompanying proxy is solicited by the Board of Directors of the Company and is revocable by the stockholder any time before it is voted. For more information concerning the procedure for revoking the proxy, see "General." This Proxy Statement is first being mailed to stockholders on or about January 26, 1998, accompanied by the Company's Annual Report to Stockholders for the fiscal year ended September 30, 1997.

  Stockholders of record at the close of business on January 23, 1998 will be entitled to vote on all matters. On the record date the Company had 4,998,351 shares of the Company's Common Stock (the "Common Stock") outstanding. The holders of the Common Stock are entitled to one vote per share. The Company has no class of voting securities outstanding other than the Common Stock.

  All votes will be tabulated by the inspector of election appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company's Bylaws and Delaware law:
(1) shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions as to a particular proposal will be treated as voted for purposes of determining the approval of that proposal and will have the same effect as a vote against that proposal, while proxies that reflect broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

  The proxies named in the enclosed proxy card may, at the direction of the Board, vote to adjourn or postpone the Meeting to another time or place for the purpose of soliciting additional proxies necessary for approval of a proposal or otherwise.

  Any properly executed proxy returned to the Company will be voted in accordance with the instructions indicated thereon. If no instructions are marked with respect to the matters to be acted upon, each such proxy will be voted in accordance with the recommendations of the Board of Directors set forth in this Proxy Statement.

                         ITEM 1. ELECTION OF DIRECTORS

  Pursuant to the provisions of the Company's Articles of Incorporation and By-Laws, the Board of Directors is to consist of at least three directors and a maximum of nine directors. Presently, the number of directors in office is seven.

  At the Meeting, seven directors will be nominated to be elected to the Board of Directors, each director to hold office for one year or until the director's successor is elected and qualified. Unless otherwise instructed, it is intended that the shares represented by the enclosed proxy will be voted FOR the election of the seven nominees named below, all of whom are currently directors of the Company. In the event any of the nominees named herein are unable or decline to serve as a director at the time of the Meeting, it is intended that the proxies will be voted for the election of a substitute nominee as the proxy holder may determine. The Board of Directors has no reason to believe that any nominee listed below will be unable or will decline to serve as a director.

  The following persons, all of whom are incumbent directors, are being nominated for election to the Company's Board of Directors:

   NOMINEE FOR ELECTION TO THE OFFICE OF DIRECTOR AT THE 1997 ANNUAL MEETING

                                         DIRECTOR
NOMINEE                              AGE  SINCE   POSITION WITH THE COMPANY
-------                              --- -------- ------------------------------
David Williams......................  42   1986   President, C.E.O. and Director
Jeremy G. Dunne.....................  40   1986   Vice President and Director
Dan N. Grothe.......................  60   1992   Secretary and Director
William R. Carr.....................  58   1994   Director
H. DeWorth Williams.................  62   1994   Director
F. James Lynch......................  67   1995   Director
Richard B. Sayford..................  65   1995   Director

                 BUSINESS EXPERIENCE OF DIRECTORS AND NOMINEES

  David Williams. Mr. Williams has been employed by the Company since January 1986. He served as Vice President of marketing and finance prior to becoming President and Chief Executive Officer in December 1986. From 1983 to 1985, Mr. Williams was a financial consultant with Williams Investments Company, a financial consulting and venture capital firm. From 1981 to 1983, Mr. Williams was a financial officer and consultant for Valley Care, Inc., a health care provider. Mr. Williams is a 1981 graduate from the University of Utah with a B.S. Degree in Finance.

  Jeremy G. Dunne. Mr. Dunne has been employed by the Company since 1986. From 1981 to 1986, Mr. Dunne was a chief engineer for Hydrographic Services, International in Southbrough Kent, England, a company that performs software and system design for the hydrographic surveying industry. From 1980 to 1981, Mr. Dunne was an electrical engineering technician with Plessy Marine, Ltd. in Ilford Essex, England, a manufacturer of electronic instrumentation. Mr. Dunne earned a B.A. Degree in Electrical Engineering from the University of Cambridge, Cambridge, England.

  Dan N. Grothe. In May 1993, Mr. Grothe became a full time employee of the Company directing certain activities focused on improving marketing to federal and municipal government agencies. Mr. Grothe also serves as President of the Company's wholly-owned subsidiary, Laser Communications, Inc., heading marketing efforts of the Company's DAS100 Ship Docking Aid Systems. From 1989 to May 1993, Mr. Grothe was self employed as a financial advisor to corporations doing business with governmental entities. From 1987 to 1989, Mr. Grothe was a Vice President at Hanifen Imhoff, Inc., Denver, Colorado, working primarily as a tax-exempt bond underwriter.

  William R. Carr. For thirty years and until his retirement in January 1994, Mr. Carr was with the Northern Division of the United States Forest Service having responsibility for the region's timber sale valuation and measurement programs. During the past twenty years, Mr. Carr has chaired national forestry committees and has been the recipient of the Regional Foresters Management having responsibility for the region's timber sale valuation and measurement programs. During the past twenty years, Mr. Carr has chaired national forestry committees and has been the recipient of the Regional Foresters Management Effectiveness and Improvements Honor Award, and USDA Award for Distinguished Service. Mr. Carr holds a M.S. Degree in Forestry from the University of Montana.

  H. DeWorth Williams. Mr. Williams is the owner of Williams Investment Company and has been a financial consultant for more than twenty years. During this time, Mr. Williams has been instrumental in facilitating and completing several mergers, acquisitions, business consolidations and underwritings. Mr. Williams is the brother of the Company's President, David Williams.

  F. James Lynch. From 1976 to 1994 Mr. Lynch was Chairman and CEO of Electromedics, Inc. Electromedics, Inc. was acquired by Medtronic in April 1994. Electromedics designed, manufactured and marketed blood management equipment for use in cardiovascular, orthopedic and other medium/high blood loss surgeries. In 1995, Mr. Lynch organized FJL Venture Group which works with high technology start-up companies. Mr. Lynch also serves as Managing Partner of Kerr Vehicle Resources LLC and is a Board member and Treasurer of St. Joseph Hospital Foundation located in Denver, Colorado.

  Richard B. Sayford. Since 1979, Mr. Sayford has been the President of Strategic Enterprises, Inc., a privately held consulting firm specializing in consulting with high technology companies and venture firms. Since 1980, Mr. Sayford has served as a member of the Board of Directors of MCI Communications Company. Mr. Sayford also serves on the Board of VISX, a manufacturer of laser vision correction systems in Santa Clara, California. Mr. Sayford holds an MBA degree from the Harvard Business School.

  The Board of Directors recommends that the stockholders vote FOR the election of each nominee for director named above.

          INFORMATION REGARDING THE BOARD OF DIRECTORS AND COMMITTEES

  All directors hold office until the next annual meeting of stockholders and until their successors have been duly elected and qualified. The Company has not directly compensated its directors for service on the Board of Directors or any committee thereof, although directors are eligible to receive grants of options under the Company's incentive plans. Any non-employee director of the Company is reimbursed for expenses incurred for attendance at meetings of the Board of Directors and any committee of the Board of Directors. Each executive officer of the Company serves at the discretion of the Board of Directors.

  The Board of Directors has established the following committees and retains the authority to establish additional committees from time to time:

  The Audit Committee recommends the Company's independent certified public accountants, reviews the annual audit and interim financial reports of the Company, and reviews audit and any nonaudit fees paid to the Company's independent certified public accountants. The Audit Committee reports its findings and recommendations to the Board of Directors for ratification. During the last fiscal year, the members of the Audit Committee were William
R. Carr, F. James Lynch, and Richard B. Sayford, and the committee held two meetings.

  The Compensation Committee supervises the Company's compensation policies, administers employee incentive plans, reviews and approves officers' salaries, and recommends to the Board of Directors such other forms of remuneration as it deems appropriate. During the last fiscal year, members of the Compensation Committee were H. DeWorth Williams, F. James Lynch, Richard B. Sayford and William R. Carr. The Compensation Committee held two meetings during the last fiscal year.

  During the Company's fiscal year ended September 30, 1997, there were eight meetings of the Board of Directors. Each director attended 75% or more of the aggregate number of meetings of the Board and any Committee of which he is a member.

  The Board of Directors, acting as a committee of the whole, has the responsibility for considering nominations for prospective Board members. The Board of Directors will consider nominees recommended by stockholders who submit a notice of nomination to the Company at least 30 but not more than 60 days prior to the first anniversary of the preceding year's annual meeting. Such notice shall contain appropriate data with respect to the suggested candidate and the stockholder submitting the proposal in order to make an informed decision as to the qualifications of the person.

  Set forth below is certain information regarding the executive officer of the Company who does not serve on the Board of Directors.

  Pamela Sevy, age 32, has been employed by the Company since August 1987 and has served as Treasurer and Chief Financial Officer of the Company since September 1992. Previously, she held the position of Company Controller. From 1985 to 1987, Ms. Sevy conducted accounting operations for E.O.C., a Denver based, four store retail optical outlet. From 1981 to 1985, she worked with PTI, an Englewood, Colorado company specializing in corporate accounting and administrative assistance.

                            EXECUTIVE COMPENSATION

  The following table sets forth a summary of cash and non-cash compensation for each of the last three fiscal years ended September 30, 1997, 1996 and 1995, with respect to the Company's Chief Executive Officer. No executive officer of the Company has earned a salary greater than $100,000 annually for any of the periods depicted.

                          SUMMARY COMPENSATION TABLE

                                                      OTHER ANNUAL  ALL OTHER
NAME AND PRINCIPAL POSITION      YEAR SALARY   BONUS  COMPENSATION COMPENSATION
---------------------------      ---- ------- ------- ------------ ------------
David Williams,................. 1997 $90,525 $   --    $   --       $   --
 President, C.E.O.               1996  84,600     --        --           --
                                 1995  75,675     --        --           --

  The preceding table does not include any amounts for noncash compensation, including personal benefits, paid to David Williams. The Company believes that the value of such noncash benefits and compensation paid to David Williams during the periods presented did not exceed the lesser of $50,000 or 10% of the cash compensation reported for him.

    AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END
                               OPTION/SAR VALUES

                           NUMBER OF SECURITIES            VALUE OF
                          UNDERLYING UNEXERCISED          UNEXERCISED
                          OPTIONS/SARS AT FISCAL         IN-THE-MONEY
                                 YEAR END               FISCAL YERA END
NAME AND PRINCIPAL
POSITION                 EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
------------------       ------------------------- -------------------------
David Williams..........          68,250                      --
 President, C.E.O. (1)               --                       --

--------
(1) On June 3, 1994, the Company granted options to purchase 68,250 shares of the Company's common stock to David Williams, President and CEO, pursuant to the Company's Equity Incentive Plan. The options are non-transferable and vest annually in three equal installments over a three year period.

EMPLOYMENT AGREEMENTS

  Since July 1992, the Company has had employment agreements with David Williams and Jeremy G. Dunne, pursuant to which they receive annual base salaries subject to increases at the discretion of the Board of Directors. Each employment agreement prohibits the employee from directly or indirectly competing with the Company during and for a period of three years following termination of his employment.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors, and persons who beneficially own more than ten percent of the Company's outstanding Common Stock, to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely upon a review of the copies of such forms furnished to the Company, or written representations that no Form 5 filings were required, the Company believes that for the fiscal year ended September 30, 1997 all Section 16(a) filing requirements applicable to officers, directors and greater than ten percent beneficial owners were complied with.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

  The following table sets forth, as of January 15, 1998, the number of shares and the percentage ownership of record and/or beneficially owned by each person who is the beneficial owner of more than 5% of the Company's Common Stock, by the Chief Executive Officer and each person who serves as a director of the Company and by all directors, nominees, and executive officers of the Company as a group. Unless otherwise indicated, the Company has been advised that each of the named persons has sole voting power and sole dispositive power with respect to the shares indicated.

                                  NUMBER OF SHARES BENEFICIALLY   PERCENT OF
NAME OF BENEFICIAL OWNER          OWNED AS OF JANUARY 15, 1998  COMMON STOCK(1)
------------------------          ----------------------------- ---------------
David Williams(2)................             402,686                 8.0%
Jeremy G. Dunne(3)...............             414,500                 8.2%
Dan N. Grothe(4).................              43,000                  .9%
William R. Carr(5)...............              35,200                  .7%
F. James Lynch(6)................              32,000                  .7%
Richard B. Sayford(7)............              24,000                  .5%
H. DeWorth Williams(8)...........             579,157                11.6%
All Officers and Directors as a
 Group (9 persons)(9)............           1,625,052                33.0%

--------
(1) As of January 15, 1998, there were 4,998,351 shares of the Company's Common Stock outstanding. Percentage ownership is calculated separately for each person on the basis of the actual number of outstanding shares as of January 15, 1998, and assumes the exercise of options held by such person (but not by anyone else) exercisable within sixty days.
(2) Includes 68,250 shares which may be acquired by Mr. Williams pursuant to the exercise of stock options exercisable within sixty days.
(3) Includes 68,250 shares which may be acquired by Mr. Dunne pursuant to the exercise of stock options exercisable within sixty days.
(4) Includes 33,000 shares which may be acquired by Mr. Grothe pursuant to the exercise of stock options exercisable within sixty days.
(5) Includes 30,000 shares which may be acquired by Mr. Carr pursuant to the exercise of stock options exercisable within sixty days.
(6) Includes 30,000 shares which may be acquired by Mr. Lynch pursuant to the exercise of stock options exercisable within sixty days.
(7) Includes 20,000 shares which may be acquired by Mr. Sayford pursuant to the exercise of stock options exercisable within sixty days.
(8) Includes 30,000 shares which may be acquired by Mr. Williams pursuant to the exercise of stock options exercisable within sixty days.
(9) Includes 330,500 shares which may be acquired by the Company's officers or directors within sixty days pursuant to the exercise of stock options at various prices.

            ITEM 2. PROPOSAL TO AUTHORIZE ADDITIONAL SHARES FOR THE
                 LASER TECHNOLOGY, INC. EQUITY INCENTIVE PLAN

EQUITY INCENTIVE PLAN

  On June 3, 1994, the Board of Directors adopted the Laser Technology, Inc. Equity Incentive Plan (the "Employee Plan") to provide for the grant of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, stock units and other stock grants to key employees of the Company. The Plan was approved by the shareholders at the annual meeting held on March 1, 1995.

PROPOSED AMENDMENT TO EMPLOYEE PLAN

  Under the Employee Plan as originally adopted, the maximum number of shares of Common Stock that may be issued pursuant to the Plan is 530,000 shares. The Board of Directors has determined that it is in the best interest of the Company to increase the number of authorized shares as follows:

    For each fiscal year from and including the fiscal year beginning October 1, 1997 through the fiscal year beginning October 1, 2003 (seven years), a number of shares of Stock equal to two percent of the total number of issued and outstanding shares of Stock as of September 30 of the fiscal year immediately preceding such year shall become available for issuance under the Plan. In addition: (i) any unused portion of the shares of Stock remaining from those reserved as of September 30, 1997; (ii) any shares of Stock available pursuant to Section 4.2; and (iii) any unused portion of the two percent limit for any fiscal year shall be added to the aggregate number of shares of Stock available for issuance in each fiscal year under the Plan. In no event, except as subject to adjustment as provided in Sections 4.3 and 4.4, shall more than 1,000,000 shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Options.

NUMBER OF SHARES

  The number of shares is subject to adjustment on account of stock splits, stock dividends and other dilutive changes in the Common Stock. Upon exercise of the options, the option holders must pay to the Company the full exercise price as established by the plan in order to acquire their shares. The current market value of the shares of Common Stock underlying the options that may be awarded under the Employee Plan is $3.75 per share, based on the closing price as reported by the American Stock Exchange on January 15, 1998.

PARTICIPATION

  Employee Plan participation is limited to key employees and consultants of the Company who have been selected by the Committee (see "Administration," below) to participate in the Employee Plan. All of the Company's employees (75 persons as of January 26, 1998) currently are potentially eligible to participate in the Plan. Directors who are not employees are not eligible to participate.

ADMINISTRATION

  The Employee Plan is administered by a compensation committee consisting of members of the Company's Board of Directors (the "Committee"). The Committee must be structured at all times so that it satisfies the "disinterested administration" requirement of Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Committee has the sole discretion to identify key employees to whom awards may be granted under the plan and the manner in which such awards will vest. Awards under the Employee Plan shall be made by the Committee to eligible employees in such number and at such times as the Committee shall determine, except that the maximum number of shares subject to one or more options or stock appreciation rights that can be granted during the term of the plan to any individual employee is 120,000 shares of Common Stock. In making grants under the Employee Plan, the Committee shall select key employees, who in the Committee's judgment, are performing, or during the term of their incentive arrangement will perform, vital services in the management, operation and development of the Company or any affiliated corporation, and significantly contribute, or are expected to significantly contribute, to the achievement of long-term corporate economic objectives.

EXERCISE

  The Committee determines the exercise price for each option; however, options must have an exercise price that is at least equal to the fair market value of the Common Stock on the date the option is granted (at least equal to 110% of the fair market value in the case of an incentive stock option granted to an employee who owns Common Stock having more than 10% of the voting power). Options under the Employee Plan become exercisable in increments after each year of continuous services after the date of grant. One third of the total number of shares subject to options may be exercised after twelve months of continuous service, with an additional one third being exercisable after each additional year of continuous service with the Company through the third year of continuous service. The Committee determines the term for each option; provided that the maximum term for each option is ten years (five years in the case of an incentive stock option granted to an employee who owns Common Stock having more than 10% of the voting power). An option holder may exercise an option by written notice and payment of the exercise price in (i) cash or certified funds, (ii) by the surrender of a number of shares of Common Stock already owned by the option holder for at least 6 months with a fair market value equal to the exercise price, or (iii) through a broker's transaction by directing the broker either to sell all or a portion of the Common Stock to pay the exercise price or to make a loan to the option holder to permit the option holder to pay the exercise price. Option holders who are subject to withholding of federal and state income tax as a result of exercising an option may satisfy the income tax withholding obligation through the withholding of a portion of the Common Stock to be received upon exercise of the option. Options, stock appreciation rights, stock units and restricted stock awards granted under the Employee Plan are not transferable other than by will or by the laws of descent and distribution.

CHANGE IN CONTROL

  All awards granted under the Employee Plan shall immediately vest upon any "change in control" of the Company. A "change in control" occurs if (i) 30% or more of the Company's voting stock is acquired by persons or entities without the approval of a majority of the Board unrelated to the acquirer, or (ii) individuals who were members of the Board at the beginning of a 24-month period cease to make up at least two-thirds of the Board at any time during that period, unless the election of the new members was approved by a majority of the Board in office immediately prior to the 24-month period and of approved new members.

MERGER AND REORGANIZATION

  Upon the occurrence of (i) the merger or consolidation of the Company (other than a merger or consolidation in which the Company is the continuing company and that does not result in any changes in the outstanding shares of Common Stock), (ii) the sale of all or substantially all of the assets of the Company (other than a sale in which the Company continues as a holding company of an entity that conducts the business formerly conducted by the Company), or (iii) the dissolution or liquidation of the Company, all outstanding options will terminate automatically when the event occurs if the Company gives the option holders 30 days' prior written notice of the event. Notice is not required for a merger or consolidation or for a sale if the Company, the successor, or the purchaser makes adequate provision for the assumption of the outstanding options or the substitution of new options on terms comparable to the outstanding options. When the notice is given, all outstanding options fully vest and can be exercised prior to the event.

AMENDMENT AND TERMINATION

  The Board may amend the Employee Plan in any respect at any time provided stockholder approval is obtained when necessary or desirable. However, no amendment can impair any option, stock appreciation rights, awards or units previously granted, or deprive an option holder of any Common Stock acquired without the option holder's consent.

FEDERAL INCOME TAX CONSEQUENCES OF THE GRANT AND EXERCISE OF OPTIONS

  When a non-qualified stock option is granted, there are no income tax consequences for the option holder or the Company. When a non-qualified stock option is exercised, in general, the option holder recognizes compensation equal to the excess of the fair market value of the Common Stock on the date of exercise over the exercise price. However, if the option holder exercises the non-qualified stock option within six months after the non-qualified stock option's grant and if the sale of the Common Stock at a profit would subject the option holder to liability under Section 16(b) of the Securities Exchange Act of 1934 ("Section 16(b)"), the option holder will recognize compensation income equal to the excess of (i) the fair market value of the Common Stock on the earlier of the date that is six months after the date of exercise or the date the option holder can sell the stock without Section 16(b) liability over
(ii) the exercise price. The option holder can make an election under Code section 83(b) to measure the compensation as of the date the non-qualified stock option is exercised. The compensation recognized by an employee is subject to income tax withholding. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

  When an incentive stock option is granted, there are no income tax consequences for the option holder or the Company. When an incentive stock option is exercised, the option holder does not recognize income and the Company does not receive a deduction. However, the option holder must treat the excess of the fair market value of the Common Stock on the date of exercise over the exercise price as an item of adjustment for purposes of the alternative minimum tax. If the option holder makes a "disqualifying disposition" of the Common Stock (described below) in the same taxable year the incentive stock option was exercised, there are no alternative minimum tax consequences.

  If the option holder disposes of the Common Stock after the option holder has held the Common Stock for at least two years after the incentive stock option was granted and one year after the incentive stock option was exercised, the amount the option holder receives upon the disposition over the exercise price is treated as long-term capital gain (which will be taxed at the applicable rates) to the option holder. The Company is not entitled to a deduction. If the option holder makes a "disqualifying disposition" of the Common Stock by disposing of the Common Stock before it has been held for at least two years after the date the incentive option was granted and one year after the date the incentive option was exercised, the option holder recognizes compensation income equal to the excess of (i) the fair market value of the Common Stock on the date the incentive option was exercised or, if less, the amount received on the disposition over (ii) the exercise price. At present, the Company is not required to withhold. The Company is entitled to a deduction equal to the compensation recognized by the option holder for the Company's taxable year that ends with or within the taxable year in which the option holder recognized the compensation.

  The Employee Plan provides that option holders are responsible for making appropriate arrangements with the Company to provide for any additional withholding amounts. Furthermore, the Company shall have no obligation to deliver shares of Common Stock upon the exercise of any options, stock appreciation rights, awards or units under the Employee Plan until all applicable federal, state and local income and other tax withholding requirements have been satisfied.

APPROVAL REQUIRED

  The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required to approve the increase in shares available under the Laser Technology, Inc. Equity Incentive Plan.

  THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE AMENDMENT TO THE LASER TECHNOLOGY, INC. EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN BY TWO PERCENT OF THE OUTSTANDING SHARES PER YEAR (BUT IN NO EVENT WILL MORE THAN 1,000,000 SHARES BE AVAILABLE).

          ITEM 3. RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

  Subject to ratification by the stockholders at the Meeting, the Board of Directors has appointed BDO Seidman, LLP ("BDO Seidman") as independent auditors for the fiscal year ending September 30, 1998 and until their successors are selected. BDO Seidman has served as auditors of the consolidated financial statements of the Company for the last five fiscal years. A representative of BDO Seidman will be present at the Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to answer appropriate questions.

  The affirmative vote of the majority of the shares represented at the meeting and entitled to vote on the matter is required to ratify the appointment of BDO Seidman as independent public accountants.

  The Board of Directors recommends that the stockholders vote FOR ratification of the selection of BDO Seidman, LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending September 30, 1998.

                                 OTHER MATTERS

  The Board of Directors is not aware of any other matter to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their judgment on such matter.

                         ANNUAL REPORT TO STOCKHOLDERS

  The Company's Annual Report to Stockholders, including financial statements, for the fiscal year ended September 30, 1997, accompanies this Proxy Statement.

                            STOCKHOLDERS' PROPOSALS

  It is anticipated that the Company's fiscal 1998 Annual Meeting of Stockholders will be held on or about February 24, 1999. Stockholders who intend to present proposals at such Annual Meeting must submit their proposals to the Secretary of the Company on or before October 24, 1998.

                                    GENERAL

  The costs of soliciting proxies will be paid by the Company. In addition to the use of the mails, proxies may be personally solicited by directors, officers or regular employees of the Company (who will not be compensated separately for their services), by mail, telephone, telegraph, cable or personal discussion. The Company will also request banks, brokers and other custodians, nominees and fiduciaries to forward proxy materials to the beneficial owners of stock held of record by such persons and request authority for the execution of proxies. The Company will reimburse such entities for reasonable out-of-pocket expenses incurred in handling proxy materials for the beneficial owners of the Company's Common Stock.

  Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by duly executing a subsequent proxy relating to the same shares, or by attending the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy unless the stockholder votes his or her shares of Common Stock in person at the Meeting. Any notice revoking a proxy should be sent to the Secretary of the Company, Dan N. Grothe, at Laser Technology, Inc., 7070 S. Tucson Way, Englewood, Colorado 80112.

  Please complete, date, sign and return the accompanying proxy promptly in the enclosed envelope.

  IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. WE URGE YOU TO FILL IN, SIGN AND RETURN THE ACCOMPANYING PROXY, NO MATTER HOW LARGE OR SMALL YOUR HOLDINGS MAY BE.

                                          By Order of the Board of Directors

                                      /s/ DAN N. GROTHE
                                          ----------------------------------
                                          Dan N. Grothe
                                          Secretary


Englewood, Colorado
January 26, 1998

                                 AMENDMENT TO
                            LASER TECHNOLOGY, INC.
                             EQUITY INCENTIVE PLAN


                                    Recital

     Effective June 3, 1994, Laser Technology, Inc., a Delaware corporation (the "Company"), adopted the Laser Technology, Inc. Equity Incentive Plan (the "Plan"). In Article XVI of the Plan the Company reserved the right and power to amend the Plan from time to time. In exercise of that right and power, the Plan is hereby amended as follows to be effective upon stockholder approval. The amendment was submitted to the stockholders for their approval at the annual meeting held on February 24, 1998, at which time such amendment was approved.

                                   Amendment

     The first sentence of Plan section 4.1 shall be amended in its entirety to provide as follows:

     "For each fiscal year from and including the fiscal year beginning October 1, 1997 through the fiscal year beginning October 1, 2003 (seven years), a number of shares of Stock equal to two percent of the total number of issued and outstanding shares of Stock as of September 30 of the fiscal year immediately preceding such year shall become available for issuance under the Plan. In addition: (i) any unused portion of the shares of Stock remaining from those reserved as of September 30, 1997; (ii) any shares of Stock available pursuant to Section 4.2; and (iii) any unused portion of the two percent limit for any fiscal year shall be added to the aggregate number of shares of Stock available for issuance in each fiscal year under the Plan. In no event, except as subject to adjustment as provided in Sections 4.3 and 4.4, shall more than 1,000,000 shares of Stock be cumulatively available for issuance pursuant to the exercise of Incentive Options."

     IN WITNESS WHEREOF, this Amendment has been signed this _____ day of February 1998.

                                    LASER TECHNOLOGY, INC.,
                                         a Delaware corporation



                                    By:_______________________________________
                                       David Williams
                                       President

                             LASER TECHNOLOGY, INC.
                                     PROXY
                       ANNUAL MEETING, FEBRUARY 24, 1998

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

  The undersigned hereby appoints Jeremy G. Dunne and David Williams, as Proxies, each with full power to appoint his substitute, and hereby authorizes them to appear and vote as designated below, all shares of Common Stock of Laser Technology, Inc. held on record by the undersigned on January 23, 1998, at the Annual Meeting of Stockholders to be held on February 24, 1998, and any adjournments thereof.

  The undersigned hereby directs this Proxy to be voted:

1.  Election of directors:
[_] FOR the election as directors of all nominees listed below (except as marked to the contrary below)
                                or [_] WITHHOLD AUTHORITY to vote for all nominees listed below

     DAVID WILLIAMS         JEREMY G. DUNNE     F. JAMES LYNCH
     WILLIAM R. CARR        DAN N. GROTHE       RICHARD B. SAYFORD
     H. DEWORTH WILLIAMS

  (INSTRUCTION: To withhold authority to vote for any of the above listed nominees, please strike a line through that individual's name)

2. Proposal to approve the increase in the number of shares available under the Equity Incentive Plan by two percent of the outstanding shares per year (but in no event will more than 1,000,000 shares be available).
                        [_] FOR [_] AGAINST [_] ABSTAIN

3. Proposal to ratify the appointment of BDO Seidman, LLP as independent auditors for the Company for the fiscal year ending September 30, 1998.
                        [_] FOR [_] AGAINST [_] ABSTAIN

4. In their discretion, the named proxies may vote on such other business as may properly come before the Annual Meeting, or any adjournments or postponements thereof.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.

  SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AT THE MEETING IN ACCORDANCE WITH THE SHAREHOLDER'S SPECIFICATIONS ABOVE. THE PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF SHAREHOLDERS TO THE UNDERSIGNED.

                                           Date:_______________________________

                                           ____________________________________
                                                 Signature of stockholder

                                           ____________________________________
                                                Signature if held jointly

                                           NOTE: PLEASE MARK, DATE, SIGN AND
                                           RETURN THIS PROXY PROMPTLY USING
                                           THE ENCLOSED ENVELOPE. WHEN SHARES
                                           ARE HELD BY JOINT TENANTS, BOTH
                                           SHOULD SIGN. IF SIGNING AS
                                           ATTORNEY, EXECUTOR, ADMINISTRATOR,
                                           TRUSTEE OR GUARDIAN, PLEASE GIVE
                                           FULL TITLE. IF A CORPORATION OR
                                           PARTNERSHIP, PLEASE SIGN IN
                                           CORPORATE OR PARTNERSHIP NAME BY AN
                                           AUTHORIZED PERSON.